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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 2006

                             Euronet Worldwide, Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                     001-31648                   74-2806888
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)


                        4601 College Boulevard, Suite 300
                              Leawood, Kansas 66211
                (Address of principal executive office)(Zip Code)

                                 (913) 327-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

      (c) (1) On December 11, 2006, the Board of Directors of Euronet Worldwide, Inc. (the "Company") elected Michael J. Brown to the additional position of President of the Company, effective December 31, 2006. Mr. Brown currently serves as Chairman and Chief Executive Officer of the Company and will continue in those positions.

           (2) The information required by Items 401(b), (d) and (e) and 404(a) of Regulation S-K regarding Mr. Brown is incorporated herein by reference to the information under "Executive Officers of the Registrant" in
Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission on March 10, 2006 and the information under "Proposal 1 - Election of Directors" in the Company's proxy statement filed with the Securities and Exchange Commission on April 10, 2006.

           (3) Mr. Brown did not enter into any material plan, contract or arrangement or any material amendment thereto, or receive any grant or award under any such plan, contract or arrangement, in connection with his election as President of the Company. The existing employment agreement between Mr. Brown and the Company is incorporated herein by reference to Exhibit 10.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission on March 15, 2004. The existing employment agreement is described under "Executive Compensation
- Employment Agreements" in the Company's proxy statement filed with the Securities and Exchange Commission on April 10, 2006 and such description is incorporated herein by reference.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 EURONET WORLDWIDE, INC.


                                 By: /s/ Jeffrey B. Newman
                                     ---------------------------------------
                                     Jeffrey B. Newman, General Counsel

Date:  December 12, 2006